UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2006

MEREDITH CORPORATION
(Exact name of registrant as specified in its charter)

IOWA	1-5128	42-0410230
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

1716 Locust Street, Des Moines, Iowa		50309-3023
(Address of principal executive offices)		(Zip Code)

(515) 284-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Meredith Corporation presented at the Banc of America Media, Telecommunications and Entertainment Conference on March 30, 2006. Chairman and Chief Executive Officer William T. Kerr, Chief Operating Officer Stephen M. Lacy and Chief Financial Officer Suku V. Radia discussed company developments and responded to questions. The text of the presentation is attached as an exhibit. A live webcast of the conference is accessible to the public on the Company's website, meredith.com. The webcast will remain there through April 6, 2006.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

	99	Text of presentation at the Banc of America Media, Telecommunications and Entertainment Conference on March 30, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEREDITH CORPORATION Registrant

/s/ Suku V. Radia

Suku V. Radia Vice President - Chief Financial Officer (Principal Financial and Accounting Officer)

Date:	March 30, 2006

Index to Exhibits

Exhibit Number	Item

99	Text of presentation at the Banc of America Media, Telecommunications and Entertainment Conference on March 30, 2006.

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